SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                          Date of Report: March 9, 2000




                        GOLDEN EAGLE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




     Colorado                      0-23726                      84-1116515
     --------                      -------                      ----------
  (State or other                (Commission                  (IRS Employer
  jurisdiction of                File Number)               Identification No.)
  incorporation)




        12401 South 450 East, Bldg. D2, Suite A, Salt Lake City, UT 84020
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (801) 619-9320

Item 5. Other Events
--------------------

     Golden Eagle International, Inc. has been informed by the District Court for the City and County of Denver, Colorado, that the case of Enright v. Golden Eagle International, Inc., 98CV5118, has been dismissed by the Court for Plaintiff Enright's failure to actively prosecute the case.

     Golden Eagle International, Inc. is a gold exploration and mining company located in Salt Lake City, Utah. The Company is currently focusing its efforts on developing its mining rights in Tipuani Gold Mining District in Bolivia. For more information about the Company, call Sabrina Martinez at (801) 619-9320 or Guy Murrel at (303) 581-7760. Media inquires should be directed to Mr. Murrel. Golden Eagle can also be found at its website: www.geii.com, where management recommends that all shareholders and prospective shareholders review its Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 9, 2000                            Golden Eagle International, Inc.


                                                By: /s/ Terry C. Turner
                                                -----------------------
                                                Terry C. Turner, President

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